UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 6, 2011 (January 1, 2011)
HARLAND CLARKE HOLDINGS CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware	333- 133253	84-1696500

(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
10931 Laureate Drive, San Antonio, Texas 78249
(Address of Principal Executive Offices) (Zip Code)
(210) 694-8888
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EX-10.2
EX-10.3
EX-10.4
EX-10.5

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On January 1, 2011, M&F Worldwide Corp. (“M&F Worldwide”) and its wholly owned subsidiary, Harland Clarke Holdings Corp. (the “Company”) entered into an amended and restated employment agreement (the “Dawson Agreement”) with Charles T. Dawson (the current President and Chief Executive Officer of the Company and a member of the Board of Directors of M&F Worldwide). The Dawson Agreement supersedes, effective January 1, 2011, the previous employment agreement with the Company and its subsidiaries. Pursuant to the Dawson Agreement, Mr. Dawson will continue to serve as the President and Chief Executive Officer of the Company and the Chief Executive Officer of the Harland Clarke Business (as defined in the Dawson Agreement) until December 31, 2013, subject to earlier termination as described below. Under his employment agreement Mr. Dawson’s annual base salary is $1,050,000. He is entitled to receive an annual bonus based on the attainment of a certain percentage of consolidated EBITDA (as defined in the Dawson Agreement) of the Company. His target annual bonus is 125% of base salary and increases ratably up to a maximum of 175% of his base salary if 145.1% of the targets are attained. He will also receive an award under the Company’s new long term incentive plan (“New LTIP”) as described below.
     If the employment agreement is terminated for cause (as defined in the Dawson Agreement), Mr. Dawson will not be entitled to any further compensation. In the case of termination of employment of Mr. Dawson by the Company without cause or by Mr. Dawson for good reason (as defined in the Dawson Agreement), Mr. Dawson will be entitled to receive: (i) an amount equal to two times his base salary payable in installments in accordance with the Company’s normal payroll practices, (ii) continued contribution by the Company of the employer portion of premiums for group health plans for a period of 12 months post termination, (iii) the annual bonus for the year of termination if Mr. Dawson would be eligible to receive such bonus had he remained employed, provided that such bonus, if any, shall be payable at the time bonuses are paid to other active employees, (iv) annual bonus for the year prior to the year the termination occurred, if at the time of such termination he had earned such bonus but it was not yet paid and (v) amounts payable, if any, under the New LTIP, in accordance with the terms of the New LTIP. The payments and benefits set forth above are subject to Mr. Dawson’s execution of a release of claims in favor of the Company and its affiliates. Following the termination of employment Mr. Dawson is subject to a two year non-compete and non-solicit covenant. If the Company is unwilling to extend the term after December 31, 2013 (other than as a result of cause, death or disability), then upon termination of Mr. Dawson’s employment, he will be entitled to receive the greater of (a) 50% of the amounts set forth in (i) and (ii) above or (b) severance and benefits in accordance with Company policy, and the non-compete and non-solicit covenant shall be reduced to a one year period.
     The foregoing is only a summary of certain terms of Mr. Dawson’s agreement which is qualified in its entirety by Exhibit 10.1 incorporated by reference herein.
     On January 1, 2011, the Company entered into an amended and restated employment agreement (the “Fera Agreement”) with Peter A. Fera, Jr. (the current Executive Vice President and Chief Financial Officer of the Company). The Fera Agreement supersedes, effective January 1, 2011, the previous employment agreement with the Company and its subsidiaries. Pursuant to the Fera Agreement, Mr. Fera will continue to serve as the Executive Vice President and Chief Financial Officer of the Company until December 31, 2013, subject to earlier termination as described below. Under his employment agreement Mr. Fera’s annual base salary is $468,000. He is entitled to receive an annual bonus based on the attainment of a certain percentage of consolidated EBITDA (as defined in the Fera Agreement) of the Company. His target annual bonus is 100% of base salary and increases ratably up to a maximum of 150% of his base salary if 145.1% of the targets are attained. He will also receive an award under the New LTIP as described below.

     If the employment agreement is terminated for cause (as defined in the Fera Agreement), Mr. Fera will not be entitled to any further compensation. In the case of termination of employment of Mr. Fera by the Company without cause or by Mr. Fera for good reason (as defined in the Fera Agreement), Mr. Fera will be entitled to receive: (i) an amount equal to one and a half times his base salary payable in installments in accordance with the Company’s normal payroll practices, (ii) continued contribution by the Company of the employer portion of premiums for group health plans for a period of 12 months post termination, (iii) a pro rata annual bonus for the year of termination if Mr. Fera would be eligible to receive such bonus had he remained employed, provided that such bonus, if any, shall be payable at the time bonuses are paid to other active employees, (iv) annual bonus for the year prior to the year the termination occurred, if at the time of such termination he had earned such bonus but it was not yet paid and (v) amounts payable, if any, under the New LTIP, in accordance with the terms of the New LTIP. The payments and benefits set forth above are subject to Mr. Fera’s execution of a release of claims in favor of the Company and its affiliates. Following the termination of employment Mr. Fera is subject to a two year non-compete and non-solicit covenant. If the Company is unwilling to extend the term after December 31, 2013 (other than as a result of cause, death or disability), then upon termination of Mr. Fera’s employment, he will be entitled to receive the greater of (a) 50% of the amounts set forth in (i) and (ii) above or (b) severance and benefits in accordance with Company policy, and the non-compete and non-solicit covenant shall be reduced to a one year period.
     The foregoing is only a summary of certain terms of Mr. Fera’s agreement which is qualified in its entirety by Exhibit 10.2 attached hereto and incorporated by reference herein.
     On January 1, 2011, the Company entered into an amended and restated employment agreement (the “Singleton Agreement”) with Daniel Singleton (the current President and Chief Operating Officer of the Harland Clarke Business). The Singleton Agreement supersedes, effective January 1, 2011, the previous employment agreement with the Company and its subsidiaries. Pursuant to the Singleton Agreement, Mr. Singleton will continue to serve as the President and Chief Operating Officer of the Harland Clarke Business until December 31, 2013, subject to earlier termination as described below. Under his employment agreement Mr. Singleton’s annual base salary is $520,000. He is entitled to receive an annual bonus based on the attainment of a certain percentage of consolidated EBITDA (as defined in the Singleton Agreement) of the Harland Clarke Business. His target annual bonus is 100% of base salary and increases ratably up to a maximum of 150% of his base salary if 145.1% of the targets are attained. He will also receive an award under the New LTIP as described below.
     If the employment agreement is terminated for cause (as defined in the Singleton Agreement), Mr. Singleton will not be entitled to any further compensation. In the case of termination of employment of Mr. Singleton by the Company without cause or by Mr. Singleton for good reason (as defined in the Singleton Agreement), Mr. Singleton will be entitled to receive: (i) an amount equal to two times his base salary payable in installments in accordance with the Company’s normal payroll practices, (ii) continued contribution by the Company of the employer portion of premiums for group health plans for a period of 12 months post termination, (iii) an annual bonus for the year of termination if Mr. Singleton would be eligible to receive such bonus had he remained employed, provided that such bonus, if any, shall be payable at the time bonuses are paid to other active employees, (iv) annual bonus for the year prior to the year the termination occurred, if at the time of such termination he had earned such bonus but it was not yet paid and (v) amounts payable, if any, under the New LTIP, in accordance with the terms of the New LTIP. The payments and benefits set forth above are subject to Mr. Singleton’s execution of a release of claims in favor of the Company and its affiliates. Following the termination of employment Mr. Singleton is subject to a two year non-compete and non-solicit covenant. If the Company is unwilling to extend the term after December 31, 2013 (other than as a result of cause, death or disability), then upon termination of Mr. Singleton’s employment, he will be entitled to receive the greater of (a) 50% of the amounts set forth in (i) and (ii) above or (b) severance and benefits in accordance with Company policy, and the non-compete and non-solicit covenant shall be reduced to a one year period.

     The foregoing is only a summary of certain terms of Mr. Singleton’s agreement which is qualified in its entirety by Exhibit 10.3 attached hereto and incorporated by reference herein.
     On January 1, 2011, the Company and Harland Financial Solutions, Inc., a wholly owned subsidiary of the Company (“HFS”), entered into an amended and restated employment agreement (the “Shivdasani Agreement”) with Raju Shivdasani (the current President of HFS). The Shivdasani Agreement supersedes, effective January 1, 2011, the previous employment agreement with the Company and its subsidiaries. Pursuant to the Shivdasani Agreement, Mr. Shivdasani will continue to serve as the President of HFS until December 31, 2013, subject to earlier termination as described below. Under his employment agreement Mr. Shivdasani’s annual base salary is $450,000. He is entitled to receive an annual bonus based on the attainment of a certain percentage of consolidated EBITDA (as defined in the Shivdasani Agreement) of HFS. His target annual bonus is 100% of base salary and increases ratably up to a maximum of 150% of his base salary if 145.1% of the targets are attained. He will also receive an award under the New LTIP as described below.
     If the employment agreement is terminated for cause (as defined in the Shivdasani Agreement), Mr. Shivdasani will not be entitled to any further compensation. In the case of termination of employment of Mr. Shivdasani by the Company without cause or by Mr. Shivdasani for good reason (as defined in the Shivdasani Agreement), Mr. Shivdasani will be entitled to receive: (i) an amount equal to two times his base salary payable in installments in accordance with the Company’s normal payroll practices, (ii) continued contribution by the Company of the employer portion of premiums for group health plans for a period of 12 months post termination, (iii) an annual bonus for the year of termination if Mr. Shivdasani would be eligible to receive such bonus had he remained employed, provided that such bonus, if any, shall be payable at the time bonuses are paid to other active employees, (iv) annual bonus for the year prior to the year the termination occurred, if at the time of such termination he had earned such bonus but it was not yet paid and (v) amounts payable, if any, under the New LTIP, in accordance with the terms of the New LTIP. The payments and benefits set forth above are subject to Mr. Shivdasani’s execution of a release of claims in favor of the Company and its affiliates. Following the termination of employment Mr. Shivdasani is subject to a two year non-compete and non-solicit covenant. If the Company is unwilling to extend the term after December 31, 2013 (other than as a result of cause, death or disability), then upon termination of Mr. Shivdasani’s employment, he will be entitled to receive the greater of (a) 50% of the amounts set forth in (i) and (ii) above or (b) severance and benefits in accordance with Company policy, and the non-compete and non-solicit covenant shall be reduced to a one year period.
     The foregoing is only a summary of certain terms of Mr. Shivdasani’s agreement which is qualified in its entirety by Exhibit 10.4 attached hereto and incorporated by reference herein.
     On January 1, 2011, the Company and Scantron Corporation, a wholly owned subsidiary of the Company (“Scantron”), entered into an amended and restated employment agreement (the “Hansen Agreement”) with William D. Hansen (Chairman of Scantron). The Hansen Agreement supersedes, effective January 1, 2011, the previous employment agreement with the Company and its subsidiaries pursuant to which Mr. Hansen served as the President of Scantron. Pursuant to the Hansen Agreement, Mr. Hansen will serve as the Chairman of Scantron until December 31, 2013, subject to earlier termination as described below. Under his employment agreement Mr. Hansen’s annual base salary is $442,000. He is entitled to receive an annual bonus based on the attainment of a certain percentage of consolidated EBITDA (as defined in the Hansen Agreement) of Scantron. His target annual bonus is 75% of base salary and increases ratably up to a maximum of 112.5% of his base salary if 145.1% of the targets are attained. He will also receive an award under the New LTIP as described below.
     If the employment agreement is terminated for cause (as defined in the Hansen Agreement), Mr. Hansen will not be entitled to any further compensation. In the case of termination of employment of Mr.

Hansen by the Company without cause or by Mr. Hansen for good reason (as defined in the Hansen Agreement), Mr. Hansen will be entitled to receive: (i) an amount equal to two times his base salary payable in installments in accordance with the Company’s normal payroll practices, (ii) continued contribution by the Company of the employer portion of premiums for group health plans for a period of 12 months post termination, (iii) a pro rata annual bonus for the year of termination if Mr. Hansen would be eligible to receive such bonus had he remained employed, provided that such bonus, if any, shall be payable at the time bonuses are paid to other active employees, (iv) annual bonus for the year prior to the year the termination occurred, if at the time of such termination he had earned such bonus but it was not yet paid and (v) amounts payable, if any, under the New LTIP, in accordance with the terms of the New LTIP. The payments and benefits set forth above are subject to Mr. Hansen’s execution of a release of claims in favor of the Company and its affiliates. Following the termination of employment Mr. Hansen is subject to a two year non-compete and non-solicit covenant. If the Company is unwilling to extend the term after December 31, 2013 (other than as a result of cause, death or disability), then upon termination of Mr. Hansen’s employment, he will be entitled to receive the greater of (a) 50% of the amounts set forth in (i) and (ii) above or (b) severance and benefits in accordance with Company policy, and the non-compete and non-solicit covenant shall be reduced to a one year period.
     The foregoing is only a summary of certain terms of Mr. Hansen’s agreement which is qualified in its entirety by Exhibit 10.5 attached hereto and incorporated by reference herein.
     The Compensation Committee of the Board of Directors of M&F Worldwide has approved a new long term incentive plan (“New LTIP”) and the New LTIP will be submitted for shareholder approval in connection with the next Annual Meeting of M&F Worldwide. Subject to the approval of the New LTIP by shareholders of M&F Worldwide, the Company has granted awards to certain executives of the Company and its subsidiaries, including the executives in the table set forth below. The awards will provide for a cash payment at the end of the three-year period ending December 31, 2013 and the executives will be entitled to payments in the amounts set forth in the table below assuming targets are achieved at the end of such three-year period. Each award will be based 75% on cumulative EBITDA-related targets and 25% on cumulative non-check revenue targets (as more fully set forth in the award agreements). If less than 90% of the target is achieved, then no payment will be made. If between 90% and 100% of the targets are achieved, then the amount of the award in the table below will be adjusted based on linear interpolation between 50% up to 100%, and if between 100% and 110% of the targets are achieved, then the amount of the award in the table below will be adjusted based on linear interpolation between 100% up to a maximum of 150%. For Mr. Dawson and Mr. Fera, the awards and related payments will be based solely on Company results and for Messrs. Singleton, Hansen and Shivdasani, 50% will be based on Company results and 50% will be based on the results of their respective business segment.

Aggregate Target
Executive	Amount (at end of 2013)
Mr. Dawson	$4,050,000
Mr. Fera	$1,350,000
Mr. Singleton	$1,800,000
Mr. Shivdasani	$1,500,000
Mr. Hansen	$1,275,000

The foregoing is only a summary of certain terms of the award agreements which is qualified in its entirety by the award agreements.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.

Exhibit 10.1	Employment Agreement, dated as of January 1, 2011, by and among M&F Worldwide Corp., Harland Clarke Holdings Corp. and Charles Dawson (incorporated by reference to Exhibit 10.1 to M & F Worldwide Corp.’s Form 8-K filed on January 6, 2011).

Exhibit 10.2	Employment Agreement, dated as of January 1, 2011, between Harland Clarke Holdings Corp. and Peter Fera.

Exhibit 10.3	Employment Agreement, dated as of January 1, 2011, between Harland Clarke Holdings Corp. and Daniel Singleton.

Exhibit 10.4	Employment Agreement, dated as of January 1, 2011, by and among Harland Clarke Holdings Corp., Harland Financial Solutions, Inc. and Raju Shivdasani.

Exhibit 10.5	Employment Agreement, dated as of January 1, 2011, by and among Harland Clarke Holdings Corp., Scantron Corporation and William D. Hansen.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLAND CLARKE HOLDINGS CORP.
By	/s/ Peter A. Fera
	Name:	Peter A. Fera, Jr.
	Title:	Executive Vice President and Chief Financial Officer

Date: January 6, 2011

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.1	Employment Agreement, dated as of January 1, 2011, by and among M&F Worldwide Corp., Harland Clarke Holdings Corp. and Charles Dawson (incorporated by reference to Exhibit 10.1 to M & F Worldwide Corp.’s Form 8-K filed on January 6, 2011).

Exhibit 10.2	Employment Agreement, dated as of January 1, 2011, between Harland Clarke Holdings Corp. and Peter Fera.

Exhibit 10.3	Employment Agreement, dated as of January 1, 2011, between Harland Clarke Holdings Corp. and Daniel Singleton.

Exhibit 10.4	Employment Agreement, dated as of January 1, 2011, by and among Harland Clarke Holdings Corp., Harland Financial Solutions, Inc. and Raju Shivdasani.

Exhibit 10.5	Employment Agreement, dated as of January 1, 2011, by and among Harland Clarke Holdings Corp., Scantron Corporation and William D. Hansen